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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2001


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


             Indiana                       0-24501               35-2016637
   ----------------------------    ------------------------  ------------------
   (State or other jurisdiction    (Commission File Number)    (IRS Employer
        of incorporation)                                    Identification No.)


           29 East Washington Street
              Shelbyville, Indiana                                46176
              --------------------                               --------
     (Address of Principal Executive Offices)                    Zip Code


                                 (317) 398-9721
              ---------------------------------------------------
              (Registrant's telephone number, including area code)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 31, 2001, the Registrant's wholly owned subsidiary, Shelby County Bank, a federal savings banking association (the "Bank"), completed the sale of two (2) of its branches pursuant to a Branch Purchase and Assumption Agreement (the "Agreement") entered into with Community First Bank & Trust, an Ohio state-chartered bank ("Community") on October 17, 2001. The Agreement provided for Community's assumption of certain deposit and other liabilities and purchase of certain assets of two (2) branch offices of the Bank. The affected branches, operating as First Community Bank, are located at 7131 West Jefferson Boulevard, Fort Wayne, Indiana and 6154 Saint Joe Center Road, Fort Wayne, Indiana (collectively, the "Branches").

    Under the terms of the Agreement, Community acquired the loans, personal property, fixed assets, cash, records and real property lease interests of the Branches. In return Community assumed specific deposit and certain other liabilities of the Branches and paid the Bank an agreed upon amount for certain loans, personal property, fixed assets, and real property lease interests. Approximately $33 million of time deposits were retained by the Bank. The transaction involved the purchase of approximately $31 million in assets and the assumption of approximately $11 million in liabilities. The difference between the assets and liabilities was offset by a cash payment from Community to the Bank of approximately $20 million. Community also retained all the employees of the First Community branches.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

(b)   PRO FORMA FINANCIAL INFORMATION

      Pro Forma Balance Sheet of Blue River Bancshares, Inc. as of September 30, 2001

                                                              PRO FORMA        PRO FORMA
                                             SEPTEMBER 30,   ADJUSTMENTS     SEPTEMBER 30,
                                                  2001           (1)              2001
                                          -----------------------------------------------
Assets

Cash and equivalents                            2,986,569     14,484,140      17,470,709
Interest-bearing deposits                       5,183,229              0       5,183,229
Investment securities                          24,600,878              0      24,600,878
Loans receivable, net                         108,806,553    (24,925,321)     83,881,232
Other assets                                   10,154,148       (606,878)      9,547,270
                                          -----------------------------------------------
Total assets                                  151,731,377    (11,048,059)    140,683,318
                                          ===============================================

Liabilities and shareholders' equity

Deposits                                      125,309,701    (10,920,185)    114,389,516
Other liabilities                              12,280,578       (127,874)     12,152,704
Shareholders' equity                           14,141,098              0      14,141,098
                                          -----------------------------------------------
Total assets and shareholders' equity         151,731,377    (11,048,059)    140,683,318
                                          ===============================================

      Pro Forma Income Statement of Blue River Bancshares, Inc. for the nine months ended September 30, 2001

                                                                                               PRO FORMA
                                                            NINE MONTHS                       NINE MONTHS
                                                               ENDED           PRO FORMA         ENDED
                                                           SEPTEMBER 30,      ADJUSTMENTS    SEPTEMBER 30,
                                                               2001               (1)            2001
                                                        --------------------------------------------------
Interest income                                               8,217,318       (1,298,720)       6,918,598
Interest expense                                              5,279,950         (367,168)       4,912,782
                                                        --------------------------------------------------
Net interest income before provision for loan losses          2,937,368         (931,552)       2,005,816

Provision for loan losses                                       580,000                0          580,000

                                                        --------------------------------------------------
Net interest income                                           2,357,368         (931,552)       1,425,816

Non-interest income                                             368,117                0          368,117
Non-interest expense                                          3,859,503         (802,460)       3,057,043

                                                        --------------------------------------------------
Net income before income taxes                               (1,134,018)        (129,092)      (1,263,110)

Income taxes                                                   (407,115)         (51,133)        (355,982)

                                                        --------------------------------------------------
Net Income                                                     (726,903)         (77,959)        (907,128)
                                                        ==================================================


(1) The pro forma adjustments represent elimination of historical interest income, interest expense, and non-interest expenses related to the operations of the two Fort Wayne, Indiana banking offices. The interest income and expense adjustments exclude all loans not purchased and all liabilities not assumed by Community First.

      Pro Form Income Statement of Blue River Bancshares, Inc. for the twelve month period ended December 31, 2000

                                                                                              PRO FORMA
                                                                YEAR ENDED     PRO FORMA      YEAR ENDED
                                                               DECEMBER 31,   ADJUSTMENTS    DECEMBER 31,
                                                                   2000           (1)            2000
                                                          ------------------------------------------------
Interest income                                                  12,223,139    (1,100,031)     11,123,108
Interest expense                                                  7,648,301      (245,980)      7,402,321
                                                          ------------------------------------------------
Net interest income before provision for loan losses              4,574,838      (854,051)      3,720,787

Provision for loan losses                                         1,662,931             0       1,662,931

                                                          ------------------------------------------------
Net interest income                                               2,911,907      (854,051)      2,057,856

Non-interest income                                                 419,960             0         419,960
Non-interest expense                                              5,591,180    (1,252,581)      4,338,599

                                                          ------------------------------------------------
Net income before income taxes                                   (2,259,313)      398,530      (1,860,783)

Income taxes                                                       (786,676)      157,858        (628,818)

                                                          ------------------------------------------------
Net Income                                                       (1,472,637)      240,672      (1,231,965)
                                                          ================================================

(1) The pro forma adjustments represent elimination of historical interest income, interest expense, and non-interest expenses related to the operations of the two Fort Wayne, Indiana banking offices. The interest income and expense adjustments exclude all loans not purchased and all liabilities not assumed by Community First.

(c)   EXHIBITS

      2 Branch Purchase and Assumption Agreement, dated October 17, 2001, by and between Shelby County Bank and Community First Bank & Trust

      99.1   Press Release, dated January 15, 2002





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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BLUE RIVER BANCSHARES, INC.
                                          (Registrant)


Date: January 15, 2002                 By: /s/ Bradley A. Long
                                           -------------------
                                           Bradley A. Long, Vice President,
                                           Chief Financial Officer, and
                                           Treasurer

                                INDEX TO EXHIBITS


Exhibit No.   Description

    2 Branch Purchase and Assumption Agreement, dated October 17, 2001, by and between Shelby County Bank and Community First Bank & Trust

99.1          Press Release, dated January 15, 2002









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